UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

Medley Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)

1-35040 (Commission File Number)	27-4576073 (I.R.S. Employer Identification No.)

375 Park Avenue, 33rd Floor

New York, NY 10152

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 11, 2014, Medley Capital Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following three proposals were considered at the Annual Meeting: (1) the election of Brook Taube, John E. Mack and Karin Hirtler-Garvey as Class III directors to serve until the Company’s 2017 Annual Meeting of Stockholders; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014; and (3) the authorization for the Company to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock, at a price below, but no more than 20% below, its then current net asset value).

Stockholders of record at the close of business on December 16, 2013, were entitled to vote at the Annual Meeting. As of December 16, 2013, there were 40,199,813 shares of the Company’s common stock outstanding and entitled to vote. A quorum consisting of 34,806,695 shares of the Company’s common stock were present or represented at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders and approved at the Annual Meeting are set forth below. Both such proposals were approved by the requisite vote. The Company has issued a press release announcing the results of the Annual Meeting, which is included as Exhibit 99.1 to this Form 8-K.

The Annual Meeting was adjourned until 10:00 a.m. Eastern Time on March 6, 2014, in order to provide additional time to solicit proxies for Proposal Number 3, the approval to authorize the Company to sell shares of its common stock at a price below the then current net asset value per share.

Proposal 1.	The election of Brook Taube, John E. Mack and Karin Hirtler-Garvey as Class III directors to serve until the Company’s 2017 Annual Meeting of Stockholders:

Director Nominee	Votes For	Votes Witheld	Broker Non-Votes
Brook Taube	19,818,721	717,562	14,270,412
John E. Mack	20,163,345	372,398	14,270,412
Karin Hirtler-Garvey	20,158,018	378,265	14,270,412

Proposal 2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014:

Votes For	Votes Against	Votes Abstained
34,454,606	207,655	144,434

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2014	MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer